Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 18, 2014, by and between NANOSPHERE, INC., a Delaware corporation (the “Company”), and ASPIRE CAPITAL FUND, LLC, an Illinois limited liability company (together with its permitted assigns, the “Buyer”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement by and between the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Purchase Agreement, the Company has agreed to issue to the Buyer, and the Buyer has agreed to purchase, up to Thirty Million Dollars ($30,000,000) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to Section 1 of the Purchase Agreement (such shares, the “Purchase Shares”), registered on the Shelf Registration Statement (as hereinafter defined); and

B. To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. “Person” means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

b. “Prospectus” means the base prospectus, including all documents incorporated therein by reference, included in any Registration Statement (as hereinafter defined), as it may be supplemented by a prospectus or the Prospectus Supplement (as hereinafter defined), in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the SEC pursuant to Rule 424(b) under the 1933 Act, together with any then issued “issuer free writing prospectus(es),” as defined in Rule 433 of the 1933 Act, relating to the Registrable Securities.

c. “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the U.S. Securities and Exchange Commission (the “SEC”).

d. “Registrable Securities” means the Purchase Shares that may from time to time be, issued or issuable to the Buyer upon purchases of the Available Amount under the Purchase Agreement (without regard to any limitation or restriction on purchases) and any shares of capital stock issued or issuable with respect to the Purchase Shares or the Purchase Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event, without regard to any limitation on purchases under the Purchase Agreement.

e. “Registration Statement” means any registration statement of the Company, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the 1933 Act, covering only the sale of the Registrable Securities.

f. “Shelf Registration Statement” means the Company’s existing registration statement on Form S-3 (File No. 333-187801).

2. REGISTRATION.

a. Mandatory Registration. The Company shall within one (1) Business Day from the Commencement Date file with the SEC a prospectus supplement to the Shelf Registration Statement specifically relating to the Registrable Securities (the “Prospectus Supplement”). The Buyer and its counsel have had a reasonable opportunity to review and comment upon such Prospectus Supplement prior to its filing with the SEC. The Buyer shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the Company no longer qualifies to make sales under the Shelf Registration Statement, (ii) the date on which the Company shall have sold all the Registrable Securities and no Available Amount remains under the Purchase Agreement, or (iii) the date on which the Purchase Agreement is terminated (the “Registration Period”). The Shelf Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, a prospectus, including any amendments or prospectus supplements thereto, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Buyer and its counsel shall have two (2) Business Days to review and comment upon such prospectus prior to its filing with the SEC. The Buyer shall use its commercially reasonable best efforts to comment upon such prospectus within two (2) Business Days from the date the Buyer receives the final version of such prospectus.

c. Sufficient Number of Shares Registered. In the event the number of shares available under the Shelf Registration Statement is insufficient to cover the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Shelf Registration Statement or file a new registration statement (a “New Registration Statement”), so as to cover all of such Registrable Securities as soon as reasonably practicable, but in any event not later than ten (10) Business Days after the necessity therefor arises. The Company shall use its reasonable best efforts to have such amendment and/or New Registration Statement become effective as soon as reasonably practicable following the filing thereof.

3. RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Sections 2(a) and (c), including on the Shelf Registration Statement or on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any Registration Statement and any New Registration Statement and any Prospectus used in connection with such Registration Statement, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, subject to Section 3(e) hereof and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. Should the Company file a post-effective amendment to the Registration Statement or a New Registration Statement, the Company will use its reasonable best efforts to have such filing declared effective by the SEC within thirty (30) consecutive Business Days as of the date of filing, which such period shall be extended for an additional forty (40) Business Days if the Company receives a comment letter from the SEC in connection therewith.

b. The Company shall submit to the Buyer for review and comment any disclosure in the Registration Statement, and all amendments and supplements thereto, containing information provided by the Buyer for inclusion in such document and any descriptions or disclosure regarding the Buyer, the Purchase Agreement, including the transaction contemplated thereby, or this Agreement at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which Buyer reasonably and timely objects. Upon request of the Buyer, the Company shall provide to the Buyer all disclosure in the Registration Statement and all amendments and supplements thereto (other than prospectus supplements that consist only of a copy of a filed Form 10-Q) at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which Buyer reasonably and timely objects. The Buyer shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Business Days from the date the Buyer receives the final version thereof. The Company shall furnish to the Buyer, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c. Upon request of the Buyer, the Company shall furnish to the Buyer, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including all financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any amendment(s) to a Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Buyer may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Buyer may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Buyer.

d. The Company shall use reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification is available, the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Buyer reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Buyer who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e. As promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify the Buyer in writing if the Company has determined that the Prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a prospectus supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, upon the Buyer’s request, deliver a copy of such prospectus supplement or amendment to the Buyer. In providing this notice to the Buyer, the Company shall not include any other information about the facts underlying the Company’s determination and shall not in any way communicate any material nonpublic information about the Company or the Common Stock to the Buyer. The Company shall also promptly notify the Buyer in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Buyer by facsimile or e-mail on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to any Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practical time and to notify the Buyer of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities if the Principal Market (as such term is defined in the Purchase Agreement) is an automated quotation system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

h. The Company shall cooperate with the Buyer to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts as the Buyer may reasonably request and registered in such names as the Buyer may request.

i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

j. If reasonably requested by the Buyer, the Company shall (i) promptly incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the Buyer believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as promptly as practicable once notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement (including by means of any document incorporated therein by reference).

k. The Company shall use its commercially reasonable best efforts to cause the Registrable Securities covered by any Registration Statement to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

l. If reasonably requested by the Buyer at any time, the Company shall deliver to the Buyer a written confirmation from Company’s counsel of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is currently effective and available to the Company for sale of all of the Registrable Securities.

m. The Company agrees to take all other reasonable actions as necessary and reasonably requested by the Buyer to expedite and facilitate disposition by the Buyer of Registrable Securities pursuant to any Registration Statement.

4. OBLIGATIONS OF THE BUYER.

a. The Buyer has furnished to the Company in Exhibit A hereto such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. The Company shall notify the Buyer in writing of any other information the Company reasonably requires from the Buyer in connection with any Registration Statement hereunder. The Buyer will as promptly as practicable notify the Company of any material change in the information set forth in Exhibit A, other than changes in its ownership of the Common Stock.

b. The Buyer agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any amendments and supplements to any Registration Statement hereunder.

5. EXPENSES OF REGISTRATION.

All reasonable expenses of the Company, other than sales or brokerage commissions and fees and disbursements of counsel for the Buyer, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. INDEMNIFICATION.

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Buyer, each Person, if any, who controls the Buyer, the members, the directors, officers, partners, employees, agents, representatives of the Buyer and each Person, if any, who controls the Buyer within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the consent of the Company, such consent not to be unreasonably withheld) or reasonable expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final Prospectus or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement, the Prospectus or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Claim is based on a failure of the Buyer to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(c) or Section 3(e); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.

b. In connection with the Registration Statement any New Registration Statement or Prospectus, the Buyer agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signed the Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Buyer set forth on Exhibit A attached hereto or updated from time to time in writing by the Buyer and furnished to the Company by the Buyer expressly for inclusion in the Shelf Registration Statement or Prospectus or any New Registration Statement or from the failure of the Buyer to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and, subject to Section 6(d), the Buyer will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Buyer, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect and shall survive the transfer of the Registrable Securities by the Buyer pursuant to Section 9.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be, and upon such notice, the indemnifying party shall not be liable to the Indemnified Person or Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Person or Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment to the person making it.

e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer. The Buyer may not assign its rights under this Agreement without the prior written consent of the Company.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Buyer.

10. MISCELLANEOUS.

a. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Nanosphere, Inc.

4088 Commercial Avenue

Northbrook, IL 60062

Telephone:         847-400-9000

Facsimile:          847-400-9199

Attention:           Roger Moody

Email:                 rmoody@nanosphere.us

With a copy (which shall not constitute notice) to:

Seyfarth Shaw LLP

620 Eighth Avenue

New York, NY 10018

Telephone:         212-218-3338

Facsimile:          917-344-1203

Attention:          Blake Hornick, Esq.

Email:                bhornick@seyfarth.com

If to the Buyer:

Aspire Capital Fund, LLC

155 North Wacker Drive, Suite 1600

Chicago, IL 60606

Telephone:         312-658-0400

Facsimile:          312-658-4005

Attention:          Steven G. Martin

Email:                smartin@aspirecapital.com

With a copy (which shall not constitute notice) to:

Morrison & Foerster LLP

2000 Pennsylvania Avenue, NW, Suite 6000

Washington, DC 20006

Attention:           Martin Dunn, Esq.

Telephone:         202-778-1611

Facsimile:          202-887-0763

Email :               mdunn@mofo.com

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively. Any party to this Agreement may give any notice or other communication hereunder using any other means (including messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless it actually is received by the party for whom it is intended.

b. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

c. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

d. This Agreement, the Purchase Agreement and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Purchase Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the subject matter hereof and thereof.

e. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

f. The headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

g. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction of a) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

h. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

NANOSPHERE, INC.

By:	/s/ Roger Moody
Name:	Roger Moody
Title:	Chief Financial Officer

BUYER:

ASPIRE CAPITAL FUND, LLC
BY: ASPIRE CAPITAL PARTNERS, LLC
BY: CHRISKO INVESTORS, INC.

By:	/s/ Christos Komissopoulos
Name:	Christos Komissopoulos
Title:	President

EXHIBIT A

Information About The Buyer Furnished To The Company By The Buyer

Expressly For Use In Connection With The Registration Statement and Prospectus

Aspire Capital Partners, LLC is the managing member of Aspire Capital Fund, LLC. SGM Holdings Corp. is the managing member of Aspire Capital Partners, LLC. Steven G. Martin is the president and sole shareholder of SGM Holdings Corp. Erik J. Brown is a principal of Aspire Capital Partners, LLC. Christos Komissopoulos is a principal of Aspire Capital Partners, LLC. Each may be deemed to have shared voting and investment power over shares owned by Aspire Capital Fund, LLC. Each of Aspire Capital Partners, LLC, SGM Holdings Corp., Mr. Martin, Mr. Brown and Mr. Komissopoulos disclaim beneficial ownership of the shares of common stock held by Aspire Capital Fund, LLC. Aspire Capital is not a licensed broker dealer or an affiliate of a licensed broker dealer.